UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-3275
Legg Mason Partners Investment Funds, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY (Address of principal executive offices)	10004 (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: September 30
Date of reporting period: September 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT SEPTEMBER 30, 2006	Legg Mason Partners Small Cap Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Small Cap Value Fund

   Annual Report • September 30, 2006
What’s
Inside

Fund Objective

The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stock and other equity securities of small-cap U.S. companies or in other investments with similar characteristics.

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	5

Fund Expenses	6

Fund Performance	8

Historical Performance	9

Schedule of Investments	10

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	34

Board Approval of Management and Subadvisory Agreements	35

Additional Information	38

Important Tax Information	42

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)[i] growth slipped to 1.7% during the last quarter of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. The economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The advance estimate for third quarter GDP growth was 1.6% — the lowest growth rate since the first quarter of 2003.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii did not raise rates at its August, September and October meetings. In its statement accompanying the October meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace. Readings on core inflation have been elevated, and the high level of resource utilization has the potential to sustain inflation pressures. However, inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations, and the cumulative effects of monetary policy actions and other factors restraining aggregate demand.” The Fed’s next meeting is on December 12th and we believe any further rate movements will likely be data dependent.
For the 12-month period ended September 30, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 10.78%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However,
Legg Mason Partners Small Cap Value Fund      I

toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, oil prices fell 15% in the third quarter.[v]
Looking at the market more closely, large-cap stocks narrowly outperformed their mid- and small-cap counterparts, with the Russell 1000vi, Russell Midcapvii and Russell 2000viii Indexes returning 10.25%, 9.57%, and 9.92%, respectively. However, with the potential for a slowing economy, during the second half of the reporting period investors were drawn to more defensive, large-cap companies. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueix and Russell 3000 Growth[x] Indexes returning 14.55% and 6.05%, respectively.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.
II     Legg Mason Partners Small Cap Value Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
October 28, 2006
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	Source: The Wall Street Journal, 9/29/06.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.

[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Legg Mason Partners Small Cap Value Fund      III

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Fund Overview
PETER J. HABLE
Vice President and
Investment Officer

Special Shareholder Notices
As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.
   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.
   Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.
   The Fund was formerly known as Smith Barney Small Cap Value Fund.
Q. What were the overall market conditions during the Fund’s reporting period?
A. During the 12-month reporting period, small-cap stocks, as measured by the Russell 2000 Indexi, returned a strong 9.92%. The market for small capitalization stocks this year has generally been characterized by speculative performance, mostly coming from companies with the poorest balance sheets and no earnings. Given our focus on companies with high returns on invested capital, healthy balance sheets and strong free cash flow profiles, this speculative rally caused the Fund to trail its benchmark during the period.
   With rising short-term interest rates and higher energy prices slowing the economy, we positioned the Fund defensively during the year. In particular, the Fund was underweight in technology, consumer discretionary and basic materials stocks as, historically, they have suffered the most as the economy slows.
   Our defensive stance was also evident in the Fund’s positioning in the financials sector. Our concern with this sector was driven by a flatter yield curveii that compressed net interest margins and lowered earnings for banks. In addition, we were wary about increased real estate loan exposure with decreased loan loss reserves in a speculative real estate market. Currently, there is an unprecedented $1 trillion inventory of unsold homesiii, which leads us to believe we are just entering the difficult part of the credit cycle. Finally, we remain concerned about the rich valuations for many of the small bank stocks.
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      1

   The outperformance of small stocks relative to large stocks over the last six years has eliminated the valuation gap that existed between capitalizations and it has left most small-cap stocks trading at a premium. Having said that, we continue to find select small-cap stocks that appear to be attractively valued in the current economic environment. As better valuations continue to present themselves, we anticipate moving away from our defensive stance.
Performance Review
For the 12 months ended September 30, 2006, Class A shares of Legg Mason Partners Small Cap Value Fund, excluding sales charges, returned 5.62%. These shares underperformed the Lipper Small Cap Value Funds Category Average1 which increased 8.14% over the same period. The Fund’s unmanaged benchmark, the Russell 2000 Value Indexiv, returned 14.01% for the same time frame.

Performance Snapshot as of September 30, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

Small Cap Value — Class A Shares	-4.31%	5.62%

Russell 2000 Value Index	-0.22%	14.01%

Lipper Small Cap Value Funds Category Average	-3.20%	8.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/ InvestorServices.

Excluding sales charges, Class B shares returned -4.65%, Class C shares returned -4.70% and Class Y shares returned -4.15% over the six months ended September 30, 2006. Excluding sales charges, Class B shares returned 4.88%, Class C shares returned 4.75% and Class Y shares returned 6.02% over the twelve months ended September 30, 2006. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended September 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 290 funds for the six-month period and among the 275 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended September 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 275 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.
2     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Q. What were the most significant factors affecting Fund performance?
   What were the leading contributors to performance?

A. During the past year, the financials sector contributed 3.64% to the Fund’s overall performance. The industrials sector followed with a 3.41% contribution and the materials sector was responsible for 0.29%. The leading contributing stocks in the industrials sector for the period were EMCOR Group Inc., Watson Wyatt Worldwide Inc., Crane Co., HEICO Corp. and Orbital Sciences Corp. In addition, ATI Technologies Inc. in the information technology sector, Smurfit-Stone Container Corp. in the materials sector, Dillard’s Inc. in the consumer discretionary sector, EMC Insurance Group Inc. in the financials sector and iShares Russell 2000 Value Index Fund enhanced results.
   What were the leading detractors from performance?

A. The health care sector (-0.82% contribution to the Fund’s return), information technology sector (-0.19%), and the energy sector (-0.10%) were the sectors with the least positive impact on the Fund’s performance during the reporting period. In terms of individual stocks, the largest detractors from performance included Mercury Computer Systems Inc. and EPIQ Systems Inc. in the information technology sector, Lear Corp., LeapFrog Enterprises Inc. and Cooper Tire & Rubber Co. in the consumer discretionary sector, and Labor Ready Inc. and Pentair Inc. in the industrials sector. In addition, Apria Healthcare Group Inc., Dendrite International Inc. and RehabCare Group Inc. in the health care sector detracted from results.
Q. Were there any significant changes to the Fund during the reporting period?
A. There were no significant changes made to the Fund during the reporting period.
   Thank you for your investment in Legg Mason Partners Small Cap Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Peter J. Hable
Portfolio Manager
ClearBridge Advisors, LLC
October 28, 2006
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of September 30, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: UCBH Holdings Inc. (1.8%), National-Oilwell Varco Inc. (1.7%), Triad Guaranty Inc. (1.6%), Crane Co. (1.6%), Watson Wyatt Worldwide Inc. (1.6%), Pan Pacific Retail Properties Inc. (1.5%), Portfolio Recovery Associates Inc. (1.5%), PMI Group Inc. (1.5%), Central Pacific Financial Corp. (1.5%) and Del Monte Foods Co. (1.4%). Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2006 were: Financials (26.2%), Industrials (25.5%), Information Technology (14.1%), Consumer Discretionary (11.6%) and Health Care (5.7%). The Fund’s portfolio composition is subject to change at any time.
RISKS: Keep in mind, stocks of small-cap companies may involve a higher degree of risk and volatility than stocks of large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Source: MacroMavens, 10/3/06.

iv	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
4     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      5

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on April 1, 2006 and held for the six months ended September 30, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	(4.31)%	$1,000.00	$956.90	1.11%	$5.45

Class B	(4.65)	1,000.00	953.50	1.81	8.86

Class C	(4.70)	1,000.00	953.00	1.96	9.60

Class Y	(4.15)	1,000.00	958.50	0.77	3.78

(1)	For the six months ended September 30, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
6     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,019.50	1.11%	$5.62

Class B	5.00	1,000.00	1,015.99	1.81	9.15

Class C	5.00	1,000.00	1,015.24	1.96	9.90

Class Y	5.00	1,000.00	1,021.21	0.77	3.90

(1)	For the six months ended September 30, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      7

Fund Performance

Average Annual Total Returns (1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 9/30/06	5.62%	4.88%	4.75%	6.02%

Five Years Ended 9/30/06	15.28	14.41	14.36	NA

Inception* through 9/30/06	14.43	13.57	13.54	20.76

	With Sales Charges(3)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 9/30/06	0.36%	(0.03)%	3.77%	6.02%

Five Years Ended 9/30/06	14.10	14.30	14.36	NA

Inception* through 9/30/06	13.66	13.57	13.54	20.76

Cumulative Total Returns (1) (unaudited)

Without Sales Charges(2)

Class A (Inception* through 9/30/06)	178.25%

Class B (Inception* through 9/30/06)	162.80

Class C (Inception* through 9/30/06)	162.18

Class Y (Inception* through 9/30/06)	92.20

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 26, 1999. Inception date for Class Y shares is April 14, 2003.
8     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of Legg Mason Partners Small Cap Value Fund vs. Russell 2000 Value Index† (February 26, 1999 - September 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares; and the deduction of the maximum 5.00% and 1.00% contingent deferred sales charges for Class B and C shares, respectively. It also assumes reinvestment of distributions, including returns of capital, if any, at net asset value through September 30, 2006. The Russell 2000 Value Index is a capitalization-weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange or NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the performance of Class A, B and C shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      9

Schedule of Investments (September 30, 2006)
LEGG MASON PARTNERS SMALL CAP VALUE FUND

Shares	Security	Value

COMMON STOCKS — 94.5%
CONSUMER DISCRETIONARY — 11.6%
Auto Components — 1.7%
274,261	Cooper Tire & Rubber Co.	$2,759,066
354,807	Sauer-Danfoss Inc.	8,508,272

	Total Auto Components	11,267,338

Diversified Consumer Services — 0.9%
139,598	Steiner Leisure Ltd.*	5,870,096

Hotels, Restaurants & Leisure — 1.5%
436,630	O’Charleys Inc.*	8,282,871
67,000	OSI Restaurant Partners Inc.	2,124,570

	Total Hotels, Restaurants & Leisure	10,407,441

Household Durables — 2.0%
226,613	Furniture Brands International Inc.	4,314,712
118,353	Snap-on Inc.	5,272,626
212,100	Tupperware Brands Corp.	4,127,466

	Total Household Durables	13,714,804

Leisure Equipment & Products — 1.1%
303,500	Callaway Golf Co.	3,978,885
279,121	K2 Inc.*	3,274,089

	Total Leisure Equipment & Products	7,252,974

Multiline Retail — 1.0%
196,584	Dillard’s Inc., Class A Shares	6,434,194

Specialty Retail — 2.5%
118,631	Buckle Inc.	4,500,860
297,514	Cato Corp., Class A Shares	6,518,532
225,886	DEB Shops Inc.	5,791,717

	Total Specialty Retail	16,811,109

Textiles, Apparel & Luxury Goods — 0.9%
215,777	Timberland Co., Class A Shares*	6,207,904

	TOTAL CONSUMER DISCRETIONARY	77,965,860

CONSUMER STAPLES — 1.7%
Food Products — 1.7%
928,995	Del Monte Foods Co.	9,707,998
67,300	Pilgrim’s Pride Corp.	1,840,655

	TOTAL CONSUMER STAPLES	11,548,653

See Notes to Financial Statements.
10     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Shares	Security	Value

ENERGY — 4.8%
Energy Equipment & Services — 2.2%
221,100	Input/ Output Inc.*	$2,195,523
189,995	National-Oilwell Varco Inc.*	11,124,207
81,773	Superior Well Services Inc.*	1,619,105

	Total Energy Equipment & Services	14,938,835

Oil, Gas & Consumable Fuels — 2.6%
325,426	Denbury Resources Inc.*	9,404,811
185,558	XTO Energy Inc.	7,817,559

	Total Oil, Gas & Consumable Fuels	17,222,370

	TOTAL ENERGY	32,161,205

EXCHANGE-TRADED FUND — 1.1%
96,692	iShares Nasdaq Biotechnology Index Fund*	7,133,936

FINANCIALS — 26.2%
Capital Markets — 0.6%
86,600	Investors Financial Services Corp.	3,730,728

Commercial Banks — 11.4%
218,572	BancTrust Financial Group Inc.	6,095,973
241,075	Cascade Financial Corp.	3,951,219
267,578	Central Pacific Financial Corp.	9,788,003
56,600	City National Corp.	3,795,596
122,428	Cullen/ Frost Bankers Inc.	7,078,787
635,931	First Security Group Inc.	7,325,925
253,376	First State Bancorp	6,580,175
47,809	IBERIABANK Corp.	2,916,349
269,027	Midwest Banc Holdings Inc.	6,569,640
44,900	Tompkins Trustco Inc.	2,040,705
682,400	UCBH Holdings Inc.	11,914,704
295,295	Umpqua Holdings Corp.	8,445,437

	Total Commercial Banks	76,502,513

Diversified Financial Services — 2.2%
171,696	Financial Federal Corp.	4,601,453
228,384	Portfolio Recovery Associates Inc.*	10,019,206

	Total Diversified Financial Services	14,620,659

Insurance — 2.2%
293,661	CNA Surety Corp.*	5,931,952
203,605	Midland Co.	8,820,169

	Total Insurance	14,752,121

See Notes to Financial Statements.
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      11

Schedule of Investments (September 30, 2006) (continued)

Shares	Security	Value

Real Estate Investment Trusts (REITs) — 5.9%
119,743	American Land Lease, Inc.	$2,843,896
200,867	Cousins Properties Inc.	6,871,660
83,996	Duke Realty Corp.	3,137,251
267,823	Host Marriott Corp.	6,141,181
163,824	LaSalle Hotel Properties	7,100,132
74,642	Liberty Property Trust	3,567,141
148,068	Pan Pacific Retail Properties Inc.	10,278,881

	Total Real Estate Investment Trusts (REITs)	39,940,142

Thrifts & Mortgage Finance — 3.9%
27,174	City Bank	1,277,993
223,680	PMI Group Inc.	9,799,421
214,916	Triad Guaranty Inc.*	10,997,251
94,553	Webster Financial Corp.	4,454,392

	Total Thrifts & Mortgage Finance	26,529,057

	TOTAL FINANCIALS	176,075,220

HEALTH CARE — 5.7%
Health Care Equipment & Supplies — 0.9%
301,263	National Dentex Corp.*	5,919,818

Health Care Providers & Services — 3.1%
222,075	AMERIGROUP Corp.*	6,562,316
219,667	Apria Healthcare Group Inc.*	4,336,227
385,621	Cross Country Healthcare Inc.*	6,555,557
292,920	RehabCare Group Inc.*	3,837,252

	Total Health Care Providers & Services	21,291,352

Health Care Technology — 0.4%
257,914	Dendrite International Inc.*	2,522,399

Life Sciences Tools & Services — 0.4%
224,900	Enzo Biochem Inc.*	2,741,531

Pharmaceuticals — 0.9%
503,419	Bentley Pharmaceuticals Inc.*	6,041,028

	TOTAL HEALTH CARE	38,516,128

INDUSTRIALS — 25.5%
Aerospace & Defense — 3.7%
221,346	DRS Technologies Inc.	9,666,180
237,448	HEICO Corp., Class A Shares	6,897,864
426,924	Orbital Sciences Corp.*	8,013,364

	Total Aerospace & Defense	24,577,408

See Notes to Financial Statements.
12     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Shares	Security	Value

Airlines — 1.3%
621,400	AirTran Holdings, Inc.*	$6,164,288
112,200	SkyWest Inc.	2,751,144

	Total Airlines	8,915,432

Building Products — 0.9%
155,200	Goodman Global Inc.*	2,071,920
341,076	Patrick Industries Inc.*	4,242,986

	Total Building Products	6,314,906

Commercial Services & Supplies — 4.1%
124,095	John H. Harland Co.	4,523,263
65,474	Korn/ Ferry International*	1,371,026
347,096	Labor Ready Inc.*	5,529,239
114,491	United Stationers Inc.*	5,324,976
262,545	Watson Wyatt Worldwide Inc., Class A Shares	10,743,341

	Total Commercial Services & Supplies	27,491,845

Construction & Engineering — 1.1%
137,546	EMCOR Group Inc.*	7,543,023

Electrical Equipment — 1.1%
162,316	Roper Industries Inc.	7,262,018

Machinery — 11.2%
211,566	Albany International Corp., Class A Shares	6,732,030
260,600	Crane Co.	10,893,080
48,322	Harsco Corp.	3,752,203
210,454	IDEX Corp.	9,060,045
240,689	Kaydon Corp.	8,910,307
126,688	Kennametal Inc.	7,176,875
160,675	Mueller Industries Inc.	5,650,940
256,776	Pentair Inc.	6,724,963
88,700	RBC Bearings Inc.*	2,142,105
237,546	Timken Co.	7,074,120
246,338	Wabtec Corp.	6,683,150

	Total Machinery	74,799,818

Marine — 1.1%
230,410	Kirby Corp.*	7,218,745

Road & Rail — 1.0%
157,443	Arkansas Best Corp.	6,774,772

	TOTAL INDUSTRIALS	170,897,967

See Notes to Financial Statements.
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      13

Schedule of Investments (September 30, 2006) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 14.1%
Communications Equipment — 3.7%
62,881	Bel Fuse Inc., Class B Shares	$2,017,851
147,432	Black Box Corp.	5,738,053
680,300	Foundry Networks Inc.*	8,945,945
381,400	NETGEAR Inc.*	7,853,026

	Total Communications Equipment	24,554,875

Computers & Peripherals — 0.3%
99,647	Rimage Corp.*	2,234,086

Electronic Equipment & Instruments — 2.3%
298,588	Mercury Computer Systems Inc.*	3,538,268
93,164	Tech Data Corp.*	3,403,281
282,399	Tektronix Inc.	8,169,803

	Total Electronic Equipment & Instruments	15,111,352

IT Services — 1.6%
316,361	MedQuist Inc.*	3,669,788
509,937	Perot Systems Corp., Class A Shares*	7,032,031

	Total IT Services	10,701,819

Semiconductors & Semiconductor Equipment — 3.7%
123,632	Cabot Microelectronics Corp.*	3,563,074
495,840	Exar Corp.*	6,589,714
775,100	Kulicke & Soffa Industries Incorporated*	6,851,884
353,700	OmniVision Technologies Inc.*	5,047,299
189,000	Verigy Ltd.*	3,073,140

	Total Semiconductors & Semiconductor Equipment	25,125,111

Software — 2.5%
273,102	EPIQ Systems Inc.*	4,017,330
899,100	Lawson Software Inc.*	6,518,475
251,782	McAfee Inc.*	6,158,588

	Total Software	16,694,393

	TOTAL INFORMATION TECHNOLOGY	94,421,636

MATERIALS — 2.4%
Containers & Packaging — 1.0%
129,281	AptarGroup Inc.	6,577,817

Metals & Mining — 1.4%
314,042	Gibraltar Industries Inc.	6,965,452
91,100	Meridian Gold, Inc.*	2,264,746

	Total Metals & Mining	9,230,198

	TOTAL MATERIALS	15,808,015

See Notes to Financial Statements.
14     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Shares	Security	Value

UTILITIES — 1.4%
Electric Utilities — 0.2%
46,397	MGE Energy Inc.	$1,502,335

Gas Utilities — 1.2%
79,736	New Jersey Resources Corp.	3,930,985
99,184	Northwest Natural Gas Co.	3,895,947

	Total Gas Utilities	7,826,932

	TOTAL UTILITIES	9,329,267

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $459,720,499)	633,857,887

Face
Amount

SHORT-TERM INVESTMENT — 4.4%
Repurchase Agreement — 4.4%
$29,816,000	Interest in $518,363,000 joint tri-party repurchase agreement dated 9/29/06 with Greenwich Capital Markets Inc., 5.350% due 10/2/06; Proceeds at maturity — $29,829,293; (Fully collateralized by various U.S. Government Agency Obligations, 4.221% to 7.589% due 11/1/18 to 2/1/37; Market value — $30,412,561) (Cost — $29,816,000)	29,816,000

	TOTAL INVESTMENTS — 98.9% (Cost — $489,536,499#)	663,673,887
	Other Assets in Excess of Liabilities — 1.1%	7,057,438

	TOTAL NET ASSETS — 100.0%	$670,731,325

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $490,191,746.

See Notes to Financial Statements.
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      15

Statement of Assets and Liabilities (September 30, 2006)

ASSETS:
Investments, at value (Cost — $489,536,499)	$663,673,887
Cash	171
Receivable for securities sold	12,519,848
Dividends and interest receivable	580,971
Receivable for Fund shares sold	497,984
Prepaid expenses	36,928

Total Assets	677,309,789

LIABILITIES:
Payable for securities purchased	3,937,109
Payable for Fund shares repurchased	1,840,502
Investment management fee payable	433,775
Distribution fees payable	91,543
Distributions payable	2,758
Directors’ fees payable	2,741
Accrued expenses	270,036

Total Liabilities	6,578,464

Total Net Assets	$670,731,325

NET ASSETS:
Par value (Note 6)	$28,639
Paid-in capital in excess of par value	458,498,875
Undistributed net investment income	294,134
Accumulated net realized gain on investments	37,772,289
Net unrealized appreciation on investments	174,137,388

Total Net Assets	$670,731,325

Shares Outstanding:
Class A	11,034,153

Class B	5,512,863

Class C	7,690,155

Class Y	4,401,871

Net Asset Value:
Class A (and redemption price)	$23.77

Class B*	$22.96

Class C*	$22.90

Class Y (and redemption price)	$24.01

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$25.02

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.
16     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Statement of Operations (For the year ended September 30, 2006)

INVESTMENT INCOME:
Dividends	$8,128,973
Interest	2,611,688

Total Investment Income	10,740,661

EXPENSES:
Investment management fee (Note 2)	5,672,272
Distribution fees (Notes 2 and 4)	3,887,956
Transfer agent fees (Notes 2 and 4)	701,063
Shareholder reports (Note 4)	100,973
Registration fees	64,337
Audit and tax	28,696
Legal fees	25,103
Custody fees	21,324
Insurance	17,958
Directors’ fees	14,599
Miscellaneous expenses	30,577

Total Expenses	10,564,858
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(112,997)

Net Expenses	10,451,861

Net Investment Income	288,800

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	57,256,377
Change in Net Unrealized Appreciation/ Depreciation From Investments	(21,375,634)

Net Gain on Investments	35,880,743

Increase in Net Assets From Operations	$36,169,543

See Notes to Financial Statements.
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      17

Statements of Changes in Net Assets (For the years ended September 30,)

	2006	2005

OPERATIONS:
Net investment income	$288,800	$2,090,136
Net realized gain	57,256,377	29,207,465
Change in net unrealized appreciation/depreciation	(21,375,634)	77,361,878

Increase in Net Assets From Operations	36,169,543	108,659,479

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	—	(2,400,458)
Net realized gains	(47,863,183)	(20,577,703)

Decrease in Net Assets From Distributions to Shareholders	(47,863,183)	(22,978,161)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	134,622,161	252,523,814
Reinvestment of distributions	41,296,121	19,913,134
Cost of shares repurchased	(278,400,642)	(124,419,574)

Increase (Decrease) in Net Assets From Fund Share Transactions	(102,482,360)	148,017,374

Increase (Decrease) in Net Assets	(114,176,000)	233,698,692
NET ASSETS:
Beginning of year	784,907,325	551,208,633

End of year*	$670,731,325	$784,907,325

* Includes undistributed net investment income of:	$294,134	—

See Notes to Financial Statements.
18     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended September 30:

Class A Shares(1)	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$24.02	$21.19	$18.24	$14.45	$14.19

Income From Operations:
Net investment income	0.07	0.13	0.00 (2)	0.06	0.09
Net realized and unrealized gain	1.24	3.50	4.01	3.94	0.64

Total Income From Operations	1.31	3.63	4.01	4.00	0.73

Less Distributions From:
Net investment income	—	(0.12)	—	—	(0.14)
Net realized gains	(1.56)	(0.68)	(1.06)	(0.21)	(0.33)

Total Distributions	(1.56)	(0.80)	(1.06)	(0.21)	(0.47)

Net Asset Value, End of Year	$23.77	$24.02	$21.19	$18.24	$14.45

Total Return(3)	5.62%	17.37%	22.35%	27.98%	4.88%

Net Assets, End of Year (000s)	$262,334	$291,923	$205,357	$101,798	$72,196

Ratios to Average Net Assets:
Gross expenses	1.13%	1.18%	1.16%	1.19%	1.18%
Net expenses	1.12 (4)	1.18	1.14 (4)	1.19	1.18
Net investment income	0.30	0.58	0.02	0.36	0.58

Portfolio Turnover Rate	27%	18%	31%	68%	49%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      19

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended September 30:

Class B Shares(1)	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$23.41	$20.71	$17.99	$14.35	$14.10

Income (Loss) From Operations:
Net investment loss	(0.10)	(0.03)	(0.15)	(0.06)	(0.03)
Net realized and unrealized gain	1.21	3.41	3.93	3.91	0.63

Total Income From Operations	1.11	3.38	3.78	3.85	0.60

Less Distributions From:
Net investment income	—	—	—	—	(0.02)
Net realized gains	(1.56)	(0.68)	(1.06)	(0.21)	(0.33)

Total Distributions	(1.56)	(0.68)	(1.06)	(0.21)	(0.35)

Net Asset Value, End of Year	$22.96	$23.41	$20.71	$17.99	$14.35

Total Return(2)	4.88%	16.49%	21.35%	27.12%	4.03%

Net Assets, End of Year (000s)	$126,577	$151,555	$142,896	$131,657	$112,946

Ratios to Average Net Assets:
Gross expenses	1.87%	1.93%	1.93%	1.95%	1.94%
Net expenses	1.85 (3)	1.93	1.91 (3)	1.95	1.94
Net investment loss	(0.43)	(0.13)	(0.77)	(0.41)	(0.19)

Portfolio Turnover Rate	27%	18%	31%	68%	49%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
20     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended September 30:

Class C Shares(1)	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$23.38	$20.70	$17.98	$14.35	$14.10

Income (Loss) From Operations:
Net investment loss	(0.13)	(0.05)	(0.16)	(0.06)	(0.03)
Net realized and unrealized gain	1.21	3.41	3.94	3.90	0.63

Total Income From Operations	1.08	3.36	3.78	3.84	0.60

Less Distributions From:
Net investment income	—	—	—	—	(0.02)
Net realized gains	(1.56)	(0.68)	(1.06)	(0.21)	(0.33)

Total Distributions	(1.56)	(0.68)	(1.06)	(0.21)	(0.35)

Net Asset Value, End of Year	$22.90	$23.38	$20.70	$17.98	$14.35

Total Return(2)	4.75%	16.40%	21.36%	27.05%	4.04%

Net Assets, End of Year (000s)	$176,117	$179,762	$142,272	$111,838	$91,275

Ratios to Average Net Assets:
Gross expenses	1.99%	2.01%	1.96%	1.96%	1.94%
Net expenses	1.97 (3)	2.01	1.94 (3)	1.96	1.94
Net investment loss	(0.55)	(0.23)	(0.80)	(0.41)	(0.19)

Portfolio Turnover Rate	27%	18%	31%	68%	49%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
Legg Mason Partners Small Cap Value Fund 2006 Annual Report      21

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class Y Shares(1)	2006	2005	2004	2003(2)

Net Asset Value, Beginning of Year	$24.16	$21.29	$18.27	$14.57

Income From Operations:
Net investment income	0.16	0.19	0.07	0.06
Net realized and unrealized gain	1.25	3.55	4.01	3.64

Total Income From Operations	1.41	3.74	4.08	3.70

Less Distributions From:
Net investment income	—	(0.19)	—	—
Net realized gains	(1.56)	(0.68)	(1.06)	—

Total Distributions	(1.56)	(0.87)	(1.06)	—

Net Asset Value, End of Year	$24.01	$24.16	$21.29	$18.27

Total Return(3)	6.02%	17.81%	22.71%	25.39%

Net Assets, End of Year (000s)	$105,703	$161,667	$60,684	$23,757

Ratios to Average Net Assets:
Gross expenses	0.77%	0.81%	0.86%	0.80	%(4)
Net expenses	0.77 (5)	0.81	0.84 (5)	0.80	(4)
Net investment income	0.64	0.84	0.32	0.75	(4)

Portfolio Turnover Rate	27%	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 14, 2003 (inception date) to September 30, 2003.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
22     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Small Cap Value Fund (formerly known as Smith Barney Small Cap Value Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Investment Funds, Inc. (formerly known as Smith Barney Investment Funds Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (d) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the

Legg Mason Partners Small Cap Value Fund 2006 Annual Report      23

Notes to Financial Statements (continued)
character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.
   (e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
   (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Gain	Capital

(a)	$21,383	—	$(21,383)
(b)	(16,049)	$16,049	—

(a)	Reclassifications are primarily due to non-deductible reorganization costs for tax purposes.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions.
   Additionally, during the current period, Accumulated Realized Gain and Cost of Investments each have been reduced by $385,825 as a result of return of capital distributions paid by REITs. These adjustments have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment

24     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Notes to Financial Statements (continued)
management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.
   Prior to the Legg Mason transaction and continuing under the new investment management agreement, which became effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.
   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee that it receives from the Fund.
   During the year ended September 30, 2006, SBFM waived a portion of its management fee in the amount of $16,370. In addition, during the year ended September 30, 2006, the Fund was reimbursed for expenses in the amount of $96,627.
   The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended September 30, 2006, the Fund paid transfer agent fees of $237,303 to CTB. In addition, for the period ended September 30, 2006, the Fund paid $17,872 to other Citigroup affiliates for shareholder recordkeeping services.
   The Fund’s Board has appointed Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.
   There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter

Legg Mason Partners Small Cap Value Fund 2006 Annual Report      25

Notes to Financial Statements (continued)
by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
   For the period ended September 30, 2006, LMIS and CGM and its affiliates received sales charges of approximately $21,000 on sales of the Fund’s Class A shares. In addition, for the period ended September 30, 2006, CDSCs paid to LMIS and CGM and its affiliates were approximately:

	Class B	Class C

CDSCs	$29,000	$1,000

   Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date.
   For the period ended September 30, 2006, CGM and its affiliates received broker commissions of $1,140.
   Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.
3. Investments
During the year ended September 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$191,959,519

Sales	328,010,711

   At September 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$188,481,207
Gross unrealized depreciation	(14,999,066)

Net unrealized appreciation	$173,482,141

4. Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan under which the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

26     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Notes to Financial Statements (continued)
   For the year ended September 30, 2006, class specific expenses were as follows:

		Transfer	Shareholder Reports
	Distribution Fees	Agent Fees	Expenses

Class A	$654,268	$253,656	$25,946
Class B	1,421,518	100,717	34,110
Class C	1,812,170	349,212	40,898
Class Y	—	—	19

5. Distributions to Shareholders by Class

	Year Ended	Year Ended
	September 30, 2006	September 30, 2005

Net Investment Income
Class A	—	$1,281,716
Class Y	—	1,118,742

Total	—	$2,400,458

Net Realized Gains
Class A	$15,640,283	$7,049,974
Class B	9,719,642	4,674,470
Class C	11,919,549	4,826,977
Class Y	10,583,709	4,026,282

Total	$47,863,183	$20,577,703

6. Capital Shares
At September 30, 2006, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Partners Small Cap Value Fund 2006 Annual Report      27

Notes to Financial Statements (continued)
   Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	September 30, 2006		September 30, 2005

	Shares	Amount	Shares	Amount

Class A
Shares sold	2,597,191	$62,173,293	3,864,412	$87,218,823
Shares issued on reinvestment	640,163	14,845,377	354,404	8,002,446
Shares repurchased	(4,356,524)	(102,319,535)	(1,756,405)	(39,816,426)

Net Increase (Decrease)	(1,119,170)	$(25,300,865)	2,462,411	$55,404,843

Class B
Shares sold	184,406	$4,277,526	810,582	$17,827,187
Shares issued on reinvestment	403,068	9,081,122	198,142	4,384,892
Shares repurchased	(1,548,556)	(35,850,632)	(1,434,066)	(31,747,408)

Net Decrease	(961,082)	$(22,491,984)	(425,342)	$(9,535,329)

Class C
Shares sold	1,350,120	$31,214,102	2,077,024	$45,790,964
Shares issued on reinvestment	510,141	11,473,076	209,369	4,631,234
Shares repurchased	(1,858,340)	(43,019,853)	(1,470,317)	(32,543,537)

Net Increase (Decrease)	1,921	$(332,675)	816,076	$17,878,661

Class Y
Shares sold	1,540,639	$36,957,240	4,599,389	$101,686,840
Shares issued on reinvestment	252,421	5,896,546	127,852	2,894,562
Shares repurchased	(4,081,735)	(97,210,622)	(886,499)	(20,312,203)

Net Increase (Decrease)	(2,288,675)	$(54,356,836)	3,840,742	$84,269,199

7.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2006	2005

Distributions paid from:
Ordinary Income	$7,460,367	$6,250,777
Net Long-Term Capital Gains	40,402,816	16,727,384

Total Taxable Distributions	$47,863,183	$22,978,161

28     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Notes to Financial Statements (continued)
   As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$5,568,964
Undistributed long-term capital gains — net	33,154,262

Total undistributed earnings	$38,723,226
Other book/tax temporary differences(a)	(1,556)
Unrealized appreciation/(depreciation)(b)	173,482,141

Total accumulated earnings/(losses) — net	$212,203,811

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
8. Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in

Legg Mason Partners Small Cap Value Fund 2006 Annual Report      29

Notes to Financial Statements (continued)
interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.
   The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.
   On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
9. Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under its respective contracts.
   * * *

30     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Notes to Financial Statements (continued)
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason Partners Small Cap Value Fund 2006 Annual Report      31

Notes to Financial Statements (continued)
10. Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.
11. Additional Shareholder Information
The Fund’s Board approved certain share class modifications which, among other things, will standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.
   The Fund’s Board also approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies.
   Proxy materials describing these matters were sent to shareholders. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

12.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management

32     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Notes to Financial Statements (continued)
must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
   * * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Small Cap Value Fund 2006 Annual Report      33

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Legg Mason Partners Investment Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Small Cap Value Fund (formerly Smith Barney Small Cap Value Fund), a series of Legg Mason Partners Investment Funds, Inc. (formerly Smith Barney Investment Funds Inc.), as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Small Cap Value Fund, as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
New York, New York
November 27, 2006

34     Legg Mason Partners Small Cap Value Fund 2006 Annual Report

Board Approval of Management and Subadvisory
Agreements (unaudited)
At a meeting held in person on June 29, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a subadvisory agreement between the Manager and ClearBridge Advisors, LLC (formerly known as CAM North America, LLC) (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio manager was expected to be the same as then managing the Fund.
   The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.
   The Board members also received and considered performance information for the Fund, as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology

Legg Mason Partners Small Cap Value Fund      35

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.
   The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.
   The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.
   In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.
   The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered

36     Legg Mason Partners Small Cap Value Fund

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board members) was the same as that under the prior management agreement
   In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners Small Cap Value Fund      37

Additional Information (unaudited)
Information about Directors and Officers
The business and affairs of Legg Mason Partners Small Cap Value Fund (formerly known as Smith Barney Small Cap Value Fund) (the “Fund”) are managed under the direction of the Board of Directors of Legg Mason Partners Investment Funds, Inc. (formerly known as Smith Barney Investment Funds Inc.) (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	Five Years	Director	Director

Non-Interested Directors:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to Present)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1981	Professor, Harvard Business School	46	None

Frank G. Hubbard c/o Legg Mason Partners Funds 125 Board Street New York, NY 10004 Birth Year: 1937	Director	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	15	None

Jerome H. Miller c/o Legg Mason Partners Funds 125 Board Street New York, NY 10004 Birth Year: 1938	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	15	None
38     Legg Mason Partners Small Cap Value Fund

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	Five Years	Director	Director

Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc, (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	167	Trustee, Consulting Group Capital Markets Fund

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated predecessor firms of Legg Mason or its predecessor (from 2002 to 2004)	N/A	N/A

Peter J. Hable ClearBridge Advisors, LLC (“ClearBridge Advisors”) One Sansome Street San Francisco, CA 94104 Birth Year: 1958	Vice President and Investment Officer	Since 1999	Managing Director of Legg Mason and Investment Officer of ClearBridge Advisors	N/A	N/A
Legg Mason Partners Small Cap Value Fund      39

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	Five Years	Director	Director

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A
40     Legg Mason Partners Small Cap Value Fund

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	Five Years	Director	Director

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessors (since 2002); Controller of certain mutual funds associated with Legg Mason; (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005); Accounting Manager of Legg Mason or its predecessors (from 1996 to 2001)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 2000); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.
Legg Mason Partners Small Cap Value Fund      41

Important Tax Information (unaudited)
The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2006:

Record Date:	12/8/2005
Payable Date:	12/9/2005

Ordinary Income:
Qualified Dividend Income for Individuals	84.64%
Dividends Qualifying for the Dividends Received Deduction for Corporations	85.16%

Long-Term Capital Gain Dividend	$1.318318 *

*	Additionally, 0.91% is attributable to Unrecaptured Section 1250 Gain subject to a maximum 25% rate.
   Please retain this information for your records.
42     Legg Mason Partners Small Cap Value Fund

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Legg Mason Partners
Small Cap Value Fund

DIRECTORS
Paul R. Ades Dwight B. Crane R. Jay Gerken, CFA Chairman Frank G. Hubbard Jerome H. Miller Ken Miller

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
ClearBridge Advisors, LLC

DISTRIBUTORS
Citigroup Global Markets Inc. Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust Company
TRANSFER AGENT
PFPC, Inc. 4400 Computer Drive
Westborough, Massachusetts 01581
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue
New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Investment Funds, Inc. — Legg Mason Partners Small Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

f2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD01745 11/06 SR06-173

Legg Mason Partners
Small Cap Value Fund

The Fund is a separate series of Legg Mason Partners Investment Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS SMALL CAP VALUE FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Investment Funds, Inc. — Smith Barney Small Cap Value Fund name.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Paul Ades, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2005 and September 30, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,600 in 2005 and $47,600 in 2006.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $4,000 in 2005. These services consisted of procedures performed in connection with the review of the registration statement filed on Form N-1A for the funds (formally known as the Smith Barney Investment Funds Inc.) of Legg Mason Partners Investment Funds Inc.. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 in 2006.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Investment Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,800 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Legg Mason Partners Investment Funds Inc..
All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Investment Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Investment Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Investment Funds Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.
(h) Yes. Legg Mason Partners Investment Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1)	Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a)(2)	Certifications pursuant to section 302 of the Carbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Funds, Inc.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.
Date: December 8, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.
Date: December 8, 2006

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Investment Funds, Inc.
Date: December 8, 2006